UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        November 27, 2007
                                                       (November 21, 2007)
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                          Washington Federal, Inc.
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          (Exact name of registrant as specified in its charter)




  Washington                           0-25454                     91-1661606
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)




425 Pike Street, Seattle, Washington                                 98101
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(Address of principal executive offices)                           (Zip Code)




Registrant's telephone number, including area code       (206) 624-7930
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                              Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 8.01.   Other Events
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     Regulatory Application

In connection with the previously announced proposed acquisition of First Mutual Bancshares, Inc. ("First Mutual") by Washington Federal, Inc. ("Washington Federal"), Washington Federal filed an application (the "Application") with the Office of Thrift Supervision ("OTS"), its primary regulator, for approval of such acquisition. The OTS informed
Washington Federal on November 21, 2007 that the OTS had deferred processing of the Application in order to permit the OTS to assess the impact on the Application of regulatory compliance related findings from the OTS' regular examination in August 2007 of Washington Federal Savings and Loan Association, a federally chartered savings institution and wholly owned subsidiary of Washington Federal ("Washington Federal Savings"). Washington Federal Savings is actively working with the OTS to address the compliance matters raised in the OTS examination.
While Washington Federal currently anticipates that the acquisition of First Mutual will be consummated in the first quarter of calendar 2008, no assurances can be given as to when or whether the OTS will approve the Application.

     Election Results for Merger Consideration

The results of elections made by the stockholders of First Mutual regarding their preferences as to the form of merger consideration they will receive in the pending acquisition of First Mutual by Washington Federal is set forth below. The election deadline for First Mutual stockholders to have made merger consideration elections in connection with the proposed merger expired at 5:00 p.m., Pacific time, on November 9, 2007.

Of the 6,697,628 shares of First Mutual common stock outstanding as of November 9, 2007:

  4,408,245 shares, or 66%, elected to receive cash;
  1,941,707 shares, or 29%, elected to receive Washington Federal common stock;
    326,426 shares, or 5%, did not make a valid election; and 21,250 shares made a "no election".

The actual merger consideration, and the allocation of the merger consideration, will be computed using the procedures in the merger agreement and will be based on, among other things, the actual number of shares of First Mutual common stock outstanding immediately prior to the closing date and the value of Washington Federal common stock during the ten trading days period ending on the fifth business day prior to the effective time of the merger. The allocation and pro ration procedures set forth in the merger agreement are intended to ensure that 50% of the aggregate value of the merger consideration is paid in the form of shares of Washington Federal common stock, with the remaining 50% of the aggregate merger consideration to be paid in cash. The aggregate amount of cash that will be paid in the merger is fixed at $90,492,745.50.

A more complete description of the merger consideration and the allocation procedures applicable to elections and the payment of consideration is contained in the proxy statement/prospectus dated September 5, 2007, mailed to First Mutual stockholders of record on or about September 10, 2007. First Mutual stockholders are urged to read the proxy statement/prospectus carefully and in its entirety. Copies of the proxy statement/prospectus may be obtained for free by following the instructions below under "Additional Information About the Washington Federal
First Mutual Transaction." The proposed merger remains subject to the satisfaction of certain conditions contained in the merger agreement, including regulatory approval.

Additional Information About the Washington Federal
First Mutual Transaction

First Mutual stockholders are urged to read the proxy statement/prospectus regarding the proposed merger of Washington Federal and First Mutual, which was first mailed to First Mutual stockholders on or about September 10, 2007, because it contains important information. They may obtain a free copy of the proxy statement/prospectus and other related documents filed by Washington Federal and First Mutual with the Securities and Exchange Commission ("SEC") at the SEC's Web site at www.sec.gov. The proxy statement/prospectus and the other documents also may be obtained for free by accessing Washington Federal's Web site at www.washingtonfederal.com or by accessing First Mutual's
Web site at www.firstmutual.com.

Forward-looking Statements

Statements contained herein that are not historical facts should be considered forward-looking statements with respect to Washington Federal or First Mutual. Forward-looking statements of this type speak only as of the date of this report. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, unforeseen local, regional, national or global events, economic conditions, asset quality, interest rates, loan demand, changes in business or consumer spending, borrowing or savings habits, deposit growth, adequacy of the reserve for loan losses, competition, stock price volatility, government monetary policy, anticipated expense levels, changes in laws and regulations, the level of success of the company's asset/liability management strategies as well as its marketing, product development, sales and other strategies, the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board and other accounting standard setters, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, matters related to the proposed transaction between Washington Federal and First Mutual (including, among others, risks related to integration issues and cost and revenue synergies) and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Washington Federal and First Mutual undertake no obligation to update or revise forward-looking statements to reflect subsequent circumstances, events or information or for any other reason.




                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  WASHINGTON FEDERAL, INC.



Dated: November 27, 2007          By:      /s/ Brent J. Beardall
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                                           Brent J. Beardall
                                           Executive Vice President and
                                           Chief Financial Officer